EXHIBIT 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350

In connection with the Quarterly Report of Command Center, Inc. (the “Company”) on Form 10-Q for the period ended March 29, 2013, to be filed with the Securities and Exchange Commission on or about the date hereof (the “Report”), I, Frederick Sandford, Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.	The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934.

2.
The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods covered by the report.

It is not intended that this statement be deemed to be filed for purposes of the Securities Exchange Act of 1934.

Dated: May 8, 2013	By:	/s/ Frederick Sandford
Frederick Sandford
Chief Executive Officer